UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 14, 2020, Valero Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, relating to the issuance and sale of $850,000,000 aggregate principal amount of its 2.700% Senior Notes due 2023 and $650,000,000 aggregate principal amount of its 2.850% Senior Notes due 2025 (collectively, the “Notes”). The Notes were issued on April 16, 2020 pursuant to an indenture, dated March 10, 2015 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (Registration No. 333-224993) of the Company, and was made pursuant to the prospectus dated May 17, 2018, as supplemented by the prospectus supplement dated April 14, 2020 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424 (b) of the Securities Act. The descriptions of the Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference. The Underwriting Agreement, the Indenture, the terms of the Notes and the forms of Notes have been filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement dated April 14, 2020 among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1

Indenture dated March 10, 2015 among the Company and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.1 to Valero’s Registration Statement on Form S-3 (SEC File No. 333-202635) filed March 10, 2015.

4.2	Terms of the 2.700% Senior Notes due 2023.

4.3	Form of 2.700% Senior Notes due 2023 (included in Exhibit 4.2 above).

4.4	Terms of the 2.850% Senior Notes due 2025.

4.5	Form of 2.850% Senior Notes due 2025 (included in Exhibit 4.4 above).

5.1	Opinion of Jason W. Fraser.

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: April 16, 2020	By:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Secretary

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